Filed Pursuant to Rule 497(e)
Registration No. 333-131842

HealthShares™, Inc. (the “Company”)

Supplement dated July 12, 2007 to the Company’s Prospectus and Statement of Additional Information dated January 23, 2007

Effective July 13, 2007, the following portfolio of the Company will commence trading on the New York Stock Exchange (the “Exchange”), joining the Company’s other portfolios currently trading on the Exchange:

HealthShares™ Orthopedic Repair Exchange-Traded Fund (HHP)